UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2020

CORELOGIC, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)
Registrant’s telephone number, including area code (949) 214-1000
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2020, Mary Lee Widener informed the Chairman of the Board of Directors (the "Board") of CoreLogic, Inc. (the "Company") of her intention to retire from the Board effective June 17, 2020. The Company entered into a one-year consulting arrangement with Ms. Widener on June 17, 2020 (to be effective July 1, 2020), pursuant to which the Company will pay Ms. Widener $120,000 in quarterly installments for her services, which will include providing business and strategic advice related to affordable housing, community relations and public and industry affairs and guidance and support on public policy and regulatory matters.

On June 17, 2020, the Board appointed Pamela Hughes Patenaude to fill the vacancy created by Ms. Widener's retirement, effective June 17, 2020. The Board has also appointed Ms. Patenaude to serve as a member of the Audit Committee of the Board.

There are no arrangements or understandings between Ms. Patenaude and any other persons pursuant to which she was selected as a director, nor does not she have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Patenaude will participate in the current director compensation arrangements applicable to non-employee directors as disclosed in the “Director Compensation” section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2020. The Company will also enter into an indemnification agreement with Ms. Patenaude in the form previously approved by the Board and filed as an exhibit to the Company's Annual Report on Form 10-K.

Item 7.01 Regulation FD Disclosure.

On June 17, 2020, the Company issued a press release announcing Ms. Widener's retirement from and Ms. Patenaude's appointment to the Board. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 17, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CoreLogic, Inc.
(Registrant)

Date:	June 17, 2020	By:	/s/ Frank D. Martell
		Name:	Frank D. Martell
		Title:	President and Chief Executive Officer